UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5497

Municipal High Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010
Date of fiscal year end: October 31
Date of reporting period: October 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Municipal High Income
Fund Inc.

A N N U A L  R E P O R T

OCTOBER 31, 2005

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Under a licensing agreement between Citigroup and Legg Mason, the names of funds, the names of any classes of shares of funds, and the names of investment advisers of funds, as well as all logos, trademarks and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Smith Barney,” “Salomon Brothers,” “Citi,” “Citigroup Asset Management,” and “Davis Skaggs Investment Management”. Legg Mason and its affiliates, as well as the Fund’s investment adviser, are not affiliated with Citigroup.

All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement.

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was surprisingly resilient during the fiscal year. While surging oil prices, rising interest rates, and the impact of Hurricanes Katrina and Rita threatened to derail the economic expansion, growth remained solid throughout the period. After a 3.3% advance in the second quarter of 2005, third quarter gross domestic product (“GDP”)[i] growth grew to 4.3%, marketing the tenth consecutive quarter in which GDP growth grew 3.0% or more.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates in an attempt to ward off inflation. After raising rates three times from June 2004 through September 2004, the Fed increased its target for the federal funds rateiii in 0.25% increments eight additional times over the reporting period. The Fed again raised rates in early November, after the Fund’s reporting period had ended. All told, the Fed’s twelve rate hikes have brought the target for the federal funds rate from 1.00% to 4.00%. This represents the longest sustained Fed tightening cycle since 1976-1979.

During much of the fiscal year, the fixed income market confounded investors as short term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. However, due to a spike late in the period, the 10-year Treasury yield was 4.56% on October 31 2005, versus 4.11% when the period began. Nevertheless, this was still lower than its yield of 4.62% when the Fed began its tightening cycle on June 30, 2004. This trend also occurred in the municipal bond market.

Municipal High Income Fund Inc.	i

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment adviser (the “Manager”), previously an indirect wholly owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Effective January 1, 2006, the Fund’s board has approved the appointment of Joseph P. Deane and David T. Fare as co-portfolio managers of the Fund.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. While these issues do not directly affect your Fund, the Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in Notes to the Financial Statements included in this report.

ii	Municipal High Income Fund Inc.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

December 19, 2005

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

Municipal High Income Fund Inc.	iii

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Manager Overview

PETER M. COFFEY Vice President and Investment Officer

Q.  What were the overall market conditions during the Fund’s reporting period?

A.   The U.S. economy continued to grow at a solid pace throughout the period, with gross domestic product (“GDP”)i surpassing 3.0% in each quarter covered by this report. Given the strength of the economy and rising oil prices triggering inflationary concerns, the Federal Reserve Board (“Fed”)ii continued to raise short-term interest rates at a measured pace. While there were expectations that the Fed might pause in its tightening cycle following the devastation wrought by Hurricanes Katrina and Rita, it continued to raise rates. In its statement accompanying the September 2005 rate hike the Fed said: “The widespread devastation in the Gulf region, the associated dislocation of economic activity, and the boost to energy prices imply that spending, production, and unemployment will be set back in the near term. While these unfortunate developments have increased uncertainty about near-term economic performance, it is the Committee’s view that they do not pose a more persistent threat.”

Turning to the municipal bond market, new bond issuance continued to be very strong during the reporting period. In 2004, $358 billion in new municipal securities was issued, the third largest amount during a calendar year. This trend has continued thus far in 2005, as a record for first half-year new issuance was established, with $206 billion in new municipal debt. Overall, the abundance of new supply was met with strong demand, especially by institutions and property and casualty insurers.

The current market is characterized by relatively low long-term bond yields and still rising short-term interest rates. Credit quality spreads (the difference in yield between high-, medium- and low-grade credits) are also very narrow by historical standards. In this environment, purchasers of high yield securities are being paid comparatively little incremental yield for taking interest rate or credit risk.

During the fiscal year, the shorter end of the municipal bond yield curve generated the weakest results, while longer-term securities outperformed. Over the same period, lower quality municipals outperformed their higher quality counterparts.

Performance Review

For the 12 months ended October 31, 2005, Municipal High Income Fund Inc. returned 2.16%, based on its New York Stock Exchange (“NYSE”) market price and 7.82% based on its net asset value (“NAV”)iii per share. In comparison, the unmanaged Lehman

Municipal High Income Fund Inc. 2005 Annual Report	1

Brothers Municipal Bond Index,iv returned 2.54% and the Lipper High Yield Municipal Debt Closed-End Funds Category Averagev increased 8.20% over the same time frame. Please note that Lipper performance returns are based on each Fund’s NAV.

Certain investors may be subject to the Federal Alternative Minimum Tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

During the 12-month period, the Fund made distributions to shareholders totaling $0.4490 per share. The performance table shows the Fund’s 30-day SEC yield as well as its 12-month total return based on its NAV and market price as of October 31, 2005. Past performance is no guarantee of future results. The Fund’s yields will vary.

Fund Performance as of October 31, 2005 (unaudited)
Price Per Share	30-Day SEC Yield	12-Month Total Return
$7.95 (NAV)	5.46%	7.82%
$7.10 (Market Price)	6.12%	2.16%
All figures represent past performance and are not a guarantee of future results. The Fund’s yields will vary.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares. The “SEC yield” is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the Fund’s filings with the SEC. The yield figure reflects the income dividends and interest earned during the period after deduction of the Fund’s expenses for the period. These yields are as of October 31, 2005 and are subject to change.

Q.   What were the most significant factors affecting Fund performance?

 What were the leading contributors to performance?

A.    During the fiscal year, the Fund’s securities in the tobacco sector enhanced results. This was largely due to positive developments on the litigation front. As a result, investors had a favorable outlook on securities that are backed by revenues from the Master Settlement Agreement between states and tobacco companies. Our education bonds also performed well, with one non-rated student housing issue gaining substantially as a result of an advance refunding.

The Fund’s transportation holdings contributed to performance as well. In particular, our toll road holdings recovered substantially. We took the opportunity to sell our below investment grade zero coupon bond toll road holdings to reduce interest rate and credit quality risk. We also sold our holdings in two airport special facilities issues for airlines that filed for bankruptcy protection—U.S. Air and Northwest—at higher prices than they were valued at the beginning of the period. Finally, several miscellaneous holdings benefited from generally improving credit quality and narrowing credit quality spreads.

2	Municipal High Income Fund Inc. 2005 Annual Report

What were the leading detractors from performance?

A.   The Fund’s multi-family low income housing securities detracted from results as one issue defaulted and lost most of its value. In addition, several other distressed holdings in this sector were sold at substantial losses. Our high quality, short maturity pre-refunded holdings were also a drag on performance during the fiscal year. This was due to the fact that shorter term rates rose substantially while long term rates were relatively stable. Elsewhere, several of the Fund’s high coupon bonds were called (or retired) when they reached their first optional call date. This resulted in reduced income for the Fund.

Our hedging strategies detracted from performance. Our short positioning strategy in long-term Treasury futures enhanced results when longer-term rates rose, particularly in the last two months of the period. However, while this strategy reduced the portfolio’s volatility, overall it was detrimental as long-term yields declined over much of the fiscal year, even though the Fed continued to raise short-term rates.

Q.  Were there any significant changes to the Fund during the reporting period?

A.   Over the fiscal year, we took advantage of favorable market conditions to reduce the Fund’s exposure in the life care, tobacco and transportation sectors. In addition, commitments were pared in multi-family housing, which has remained an area of concern. Holdings in the industrial development and pollution control segments declined as several older high coupon issues were called as they reached optional call dates. Positions in education and hospitals increased primarily because they represented better values at the time cash was available, rather than for any sector related strategy. Pre-refunded bonds also increased as the low interest rate environment enabled issuers to refinance at lower rates by advance refunding several issues in our portfolio.

Looking for Additional Information?

The Fund is traded under the symbol “MHF” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XMHFX. Barron’s and The Wall Street Journal’s Monday editions carry closed-end fund tables that will provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.citigroupam.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-735-6507, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current net asset value, market price, and other information.

Municipal High Income Fund Inc. 2005 Annual Report	3

Thank you for your investment in the Municipal High Income Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Peter M. Coffey Vice President and Investment Officer
December 1, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2005 were: Hospitals (16.1%), Miscellaneous (14.9%), Education (13.2%), Pre-refunded (9.9%) and Life Care Systems (6.2%). The Fund’s portfolio composition is subject to change at any time.

RISKS: The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Certain investors may be subject to the Federal Alternative Minimum Tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

NAV is calculated by subtracting total liabilities and outstanding preferred stock from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

iv	The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market with maturities of at least one year.
v

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended October 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 15 funds in the Fund’s Lipper category, and excluding sales charges.

4	Municipal High Income Fund Inc. 2005 Annual Report

Take Advantage of the Fund’s Dividend Reinvestment Plan!

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan (“Plan”), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A more complete description of the Plan begins on page 44. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the shares is equal to or higher than 98% of the net asset value (“NAV”) per share on the date of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater.

If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock, the Fund will buy shares for your account in the open market or on the New York Stock Exchange.

If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at 98% of the Fund’s NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Inc. at
1 (800) 331-1710.

Municipal High Income Fund Inc. 2005 Annual Report	5

16.1%

13.2%

9.9%

6.2%

5.8%

5.1%

4.9%

4.4%

4.3%

2.8%

2.8%

2.7%

2.3%

1.8%

0.8%

0.8%

0.6%

0.6%

0.0%

5.0%

10.0%

20.0%

15.0%

As a Percent of Total Investments

Investment Breakdown

Fund at a Glance (unaudited)

Hospitals

Education

Pre-Refunded

Lifecare Systems

Industrial Development

Transportation

Pollution Control

Public Facilities

Utilities

Housing: Multi-Family

Cogeneration Facilities

Tobacco

Housing: Single-Family

General Obligations

Water & Sewer

Escrowed to Maturity

Government Facilities

Tax Allocation

Miscellaneous

14.9%

October 31, 2005

6	Municipal High Income Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005)
MUNICIPAL HIGH INCOME FUND INC.
Face Amount	Rating‡	Security	Value

MUNICIPAL BONDS — 94.6%
Alabama — 0.7%
$615,000	NR	Capstone Improvement District of Brookwood, AL, Series A,
		7.700% due 8/15/23 (a)	$61,500
1,000,000	AAA	West Jefferson, AL, Amusement & Public Park Authority Revenue,
		Visionland Project, Call 12/1/06 @ 102, 8.000% due 12/1/26 (b)	1,071,410
		Total Alabama	1,132,910
Alaska — 2.9%
1,055,000	NR	Alaska Industrial Development & Export Authority Revenue,
		Williams Lynxs Alaska Cargoport, 8.125% due 5/1/31 (c)	1,051,054
		Alaska State Housing Financial Corp., General Housing:
2,000,000	AAA	Series A, FGIC-Insured, 5.000% due 12/1/26 (d)	2,066,240
1,650,000	AAA	Series B, MBIA-Insured, 5.250% due 12/1/30	1,738,803
		Total Alaska	4,856,097
Arizona — 3.1%
1,500,000	NR	Casa Grande, AZ, IDA, Hospital Revenue, Casa Grande Regional
		Medical Center, Series A, 7.625% due 12/1/29	1,644,555
935,000	NR	Maricopa County, AZ, IDA, MFH Revenue, Gran Victoria Housing LLC
		Project, Series B, 10.000% due 5/1/31 (e)	937,711
1,780,000	NR	Phoenix, AZ, IDA, MFH Revenue, Ventana Palms Apartments Project,
		Series B, 8.000% due 10/1/34	1,510,775
1,000,000	AAA	Yuma & La Paz Counties, Arizonal Community College District,
		Arizona Western College, FSA-Insured, 5.000% due 7/1/24	1,035,590
		Total Arizona	5,128,631
Arkansas — 1.1%
		Arkansas State Development Financing Authority:
1,000,000	BBB	Hospital Revenue, Washington Regional Medical Center,
		Call 2/1/10 @ 100, 7.375% due 2/1/29 (b)	1,151,530
600,000	BB+	Industrial Facilities Revenue, Potlatch Corp. Projects, Series A,
		7.750% due 8/1/25 (c)	679,590
		Total Arkansas	1,831,120
California — 10.6%
1,500,000	NR	Barona, Band of Mission Indians, CA, 8.250% due 1/1/20 (e)	1,564,260
2,000,000	A3(f)	California Health Facilities Financing Authority Revenue, Refunding,
		Cedars-Sinai Medical Center, 5.000% due 11/15/27	2,025,160
		California State Department of Water Resources & Power Supply
		Revenue, Series A:
5,000,000	AAA	MBIA-IBC-Insured, Call 5/1/12 @ 101, 5.375% due 5/1/21 (b)(d)	5,395,700
1,500,000	AAA	XLCA-Insured, Call 5/1/12 @ 101, 5.375% due 5/1/17 (b)	1,633,020
1,500,000	NR	California Statewide CDA Revenue, East Valley Tourist Project,
		Series A, 9.250% due 10/1/20	1,637,385

See Notes to Financial Statements.

Municipal High Income Fund Inc. 2005 Annual Report	7

Schedule of Investments (October 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

California — 10.6% (continued)
		Golden State Tobacco Securitization Corp., California Tobacco
		Settlement Revenue:
$2,000,000	BBB	Asset Backed, Series A-4, 7.800% due 6/1/42 (d)	$2,434,060
1,000,000	A-	Enhanced Asset Backed, Series B, Call 6/1/13 @ 100,
		5.625% due 6/1/38 (b)	1,116,370
1,865,000	Ba2(f)	Vallejo, CA, COP, Touro University, 7.375% due 6/1/29	1,956,143
		Total California	17,762,098
Colorado — 4.0%
500,000	NR	Beacon Point Metropolitan District, GO, Series A,
		6.250% due 12/1/35	498,825
		Colorado Educational & Cultural Facilities Authority Revenue:
		Charter School:
1,230,000	AAA	Bromley School Project, Refunding, XLCA-Insured,
		5.125% due 9/15/25	1,286,642
845,000	AAA	Peak to Peak Project, Call 8/15/11 @100,
		7.500% due 8/15/21 (b)	984,095
2,000,000	NR	Colorado Lutheran High School Association Project, Series A,
		7.625% due 6/1/34 (d)	2,083,360
785,000	NR	Elbert County Charter, 7.375% due 3/1/35	785,126
500,000	NR	High Plains, CO, Metropolitan District, Series A, 6.250% due 12/1/35	498,825
500,000	NR	Southlands, CO, Metropolitan District Number 1, GO,
		7.125% due 12/1/34	543,715
		Total Colorado	6,680,588
District of Columbia — 1.2%
1,895,000	AAA	District of Columbia COP, District Public Safety & Emergency,
		AMBAC-Insured, 5.500% due 1/1/20 (d)	2,054,085
Florida — 12.5%
1,000,000	NR	Beacon Lakes, FL, Community Development District, Special
		Assessment, Series A, 6.900% due 5/1/35	1,087,600
1,500,000	NR	Bonnet Creek Resort Community Development District, Special
		Assessment, 7.500% due 5/1/34	1,643,310
2,000,000	NR	Capital Projects Finance Authority of Florida, Student Housing
		Revenue, Capital Projects Loan Program, Florida University,
		Series A, 7.850% due 8/15/31 (b)(d)	2,426,820
2,000,000	NR	Capital Projects Finance Authority, FL, Continuing Care Retirement
		Glenridge on Palmer Ranch, Series A, 8.000% due 6/1/32 (d)	2,220,960
965,000	NR	Century Parc Community Development District, Special Assessment,
		7.000% due 11/1/31	1,013,231
1,000,000	A+	Highlands County, FL, Health Facilities Authority Revenue, Adventist
		Health Systems, Series D, 6.000% due 11/15/25	1,085,170
1,000,000	Aaa(f)	Hollywood, FL, FGIC-Insured, 5.000% due 6/1/26	1,044,060
830,000	NR	Homestead, FL, IDR, Community Rehabilitation Providers Program,
		Series A, 7.950% due 11/1/18	837,171

See Notes to Financial Statements.

8	Municipal High Income Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

Florida — 12.5% (continued)
$2,000,000	BB+	Martin County, FL, IDA Revenue, Indiantown Cogeneration Projects,
		Series A, 7.875% due 12/15/25 (c)(d)	$2,066,560
1,000,000	NR	Orange County, FL, Health Facilities Authority Revenue, First
		Mortgage, GF, Orlando Inc. Project, 9.000% due 7/1/31	1,074,470
495,000	AAA	Palm Beach County, FL, Health Facilities Authority Revenue, John F.
		Kennedy Memorial Hospital Inc. Project, 9.500% due 8/1/13 (g)	610,855
2,000,000	NR	Reunion East Community Development District, Special Assessment,
		Series A, 7.375% due 5/1/33 (d)	2,186,780
1,000,000	B-	Santa Rosa, FL, Bay Bridge Authority Revenue, 6.250% due 7/1/28	1,004,940
1,000,000	AAA	University of Central Florida, COP, Series A, FGIC-Insured,
		5.000% due 10/1/25	1,029,100
1,485,000	NR	Waterlefe, FL, Community Development District, Golf Course Revenue,
		8.125% due 10/1/25	1,489,024
		Total Florida	20,820,051
Georgia — 4.2%
		Atlanta, GA, Airport Revenue:
1,000,000	AAA	Series B, FGIC-Insured, 5.625% due 1/1/30 (c)	1,045,850
1,000,000	AAA	Series G, FSA-Insured, 5.000% due 1/1/26	1,035,620
2,500,000	NR	Atlanta, GA, Tax Allocation, Atlantic Station Project, 7.900% due 12/1/24 (d)	2,732,225
1,000,000	NR	Gainesville & Hall County, GA, Development Authority Revenue,
		Senior Living Facilities, Lanier Village Estates, Series C,
		7.250% due 11/15/29	1,072,940
1,005,000	NR	Walton County, GA, IDA Revenue, Walton Manufacturing Co. Project,
		8.500% due 9/1/07	1,030,798
		Total Georgia	6,917,433
Illinois — 1.3%
2,000,000	AAA	Chicago, IL, GO, Neighborhoods Alive 21 Program, FGIC-Insured,
		Call 1/1/11 @ 100, 5.500% due 1/1/31 (b)(d)	2,184,320
Indiana — 2.1%
2,500,000	BBB	East Chicago Industrial, PCR, IN, Inland Steel Co. Project Number 10,
		6.800% due 6/1/13 (d)	2,503,125
1,000,000	BBB-	Indiana State Development Finance Authority, PCR, Inland Steel Co.
		Project Number 13, 7.250% due 11/1/11 (c)	1,035,630
		Total Indiana	3,538,755
Louisiana — 0.6%
1,000,000	NR	Epps, LA, COP, 8.000% due 6/1/18	1,028,140
Maryland — 1.0%
1,500,000	NR	Maryland State Economic Development Corp. Revenue, Chesapeake
		Bay, Series A, 7.730% due 12/1/27	1,581,435

See Notes to Financial Statements.

Municipal High Income Fund Inc. 2005 Annual Report	9

Schedule of Investments (October 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

Massachusetts — 4.2%
$955,000	NR	Boston, MA, Industrial Development Financing Authority Revenue,
		Roundhouse Hospitality LLC Project, 7.875% due 3/1/25 (c)	$957,416
1,000,000	NR	Massachusetts State DFA Revenue, Briarwood, Series B,
		Call 12/1/10 @ 101, 8.250% due 12/1/30 (b)	1,217,650
1,000,000	BBB	Massachusetts State HEFA Revenue, Caritas Christi Obligation,
		Series B, 6.750% due 7/1/16	1,116,050
1,900,000	NR	Massachusetts State IFA Revenue, Assisted Living Facilities,
		Marina Bay LLC Project, 7.500% due 12/1/27 (b)(c)	2,003,645
1,000,000	AAA	Massachusetts State, School Building Authority, Dedicated Sales Tax
		Revenue, Series A, FSA-Insured, 5.000% due 8/15/20	1,057,820
425,000	AAA	Massachusetts State Port Authority Revenue, 13.000% due 7/1/13 (g)	590,716
		Total Massachusetts	6,943,297
Michigan — 6.7%
2,130,000	NR	Allen Academy, COP, 7.500% due 6/1/23 (d)	2,057,410
		Cesar Chavez Academy, COP:
1,000,000	NR	7.250% due 2/1/33	965,370
1,000,000	NR	8.000% due 2/1/33	1,032,730
1,645,000	Ba1(f)	Garden City, MI, HFA, Hospital Revenue, Garden City Hospital
		Obligation Group, Series A, 5.625% due 9/1/10	1,633,567
1,000,000	NR	Gaudior Academy, COP, 7.250% due 4/1/34	1,007,160
1,750,000	NR	Kalamazoo Advantage Academy, COP, 8.000% due 12/1/33	1,828,557
1,000,000	NR	Merritt Academy, COP, 7.250% due 12/1/24	996,850
1,000,000	NR	Star International Academy, COP, 7.000% due 3/1/33	1,008,710
700,000	NR	William C. Abney Academy, COP, 6.750% due 7/1/19	687,085
		Total Michigan	11,217,439
Mississippi — 0.9%
1,480,000	Aaa(f)	Jackson, MS, Public School District, FSA-Insured, 5.000% due 10/1/20	1,554,755
Montana — 1.5%
2,515,000	NR	Montana State Board of Investment, Resource Recovery Revenue,
		Yellowstone Energy LP Project, 7.000% due 12/31/19 (c)(d)	2,473,528
New Hampshire — 1.0%
1,600,000	A	New Hampshire HEFA Revenue, Covenant Health System,
		5.500% due 7/1/34	1,662,400
New Jersey — 4.8%
1,500,000	AAA	Casino Reinvestment Development Authority Revenue, Series A,
		MBIA-Insured, 5.250% due 6/1/20	1,598,715
1,000,000	NR	New Jersey EDA, Retirement Community Revenue, SeaBrook
		Village Inc., Series A, 8.250% due 11/15/30	1,110,790
3,000,000	BBB-	New Jersey Health Care Facilities Financing Authority Revenue,
		Trinitas Hospital Obligation Group, 7.500% due 7/1/30 (d)	3,338,550
1,750,000	BBB	Tobacco Settlement Financing Corp., 6.750% due 6/1/39	2,012,500
		Total New Jersey	8,060,555

See Notes to Financial Statements.

10	Municipal High Income Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

New Mexico — 2.0%
		Albuquerque, NM, Hospital Revenue, Southwest Community Health
		Services, Call 8/1/08 @ 100:
$200,000	AAA	10.000% due 8/1/12 (b)	$228,812
105,000	AAA	10.125% due 8/1/12 (b)	120,427
1,000,000	NR	Otero County, NM, Jail Project Revenue, 7.500% due 12/1/24	1,041,100
1,000,000	A+	Sandoval County, NM, Incentive Payment Revenue, Refunding,
		5.000% due 6/1/20	1,038,520
940,000	NR	Sandoval County, NM, Project Revenue, Santa Ana Pueblo Project,
		7.750% due 7/1/15	966,414
		Total New Mexico	3,395,273
New York — 7.2%
700,000	NR	Brookhaven, NY, IDA Civic Facilities Revenue, Memorial Hospital
		Medical Center Inc., Series A, 8.250% due 11/15/30	752,878
500,000	Aaa(f)	Herkimer County, NY, IDA, Folts Adult Home, Series A, FHA-Insured,
		GNMA-Collateralized, 5.500% due 3/20/40	538,590
2,000,000	AAA	Metropolitan Transportation Authority of New York, Series A,
		AMBAC-Insured, 5.000% due 7/1/30 (d)	2,056,880
1,000,000	NR	Monroe County, NY, IDA, Civic Facilities Revenue, Woodland
		Village Project, 8.550% due 11/15/32	1,121,880
		New York City, NY, IDA, Civic Facilities Revenue:
1,340,000	NR	Community Residence for the Developmentally Disabled Project,
		7.500% due 8/1/26	1,394,552
1,000,000	NR	Special Needs Facilities Pooled Program, Series A-1,
		8.125% due 7/1/19	1,077,060
1,000,000	AAA	New York City, NY, Municipal Water Finance Authority, Water & Sewer
		System Revenue, Series C, MBIA-Insured, 5.000% due 6/15/27	1,041,010
		New York State Dormitory Authority Revenue:
1,500,000	AAA	Mental Health Services Facilities Improvement, Series B,
		AMBAC-Insured, 5.000% due 2/15/35	1,543,680
1,450,000	AAA	Montefiore Hospital, FGIC/FHA-Insured, 5.000% due 8/1/29	1,498,691
970,000	NR	Suffolk County, NY, IDA, Civic Facilities Revenue, Eastern Long Island
		Hospital Association, Series A, 7.750% due 1/1/22	1,026,541
		Total New York	12,051,762
North Carolina — 0.6%
950,000	NR	North Carolina Medical Care Community, Health Care Facilities
		Revenue, First Mortgage, DePaul Community Facilities Project,
		7.625% due 11/1/29	995,173
Ohio — 3.5%
1,500,000	BBB	Cuyahoga County, OH, Hospital Facilities Revenue, Canton Inc. Project,
		7.500% due 1/1/30	1,667,295
		Montgomery County, OH, Health Systems Revenue:
260,000	BBB	Prerefunded Balance, Series B-1, Call 7/1/06 @102,
		8.100% due 7/1/18 (b)	272,298
1,035,000	BBB	Series B-1, Call 7/1/06 @ 102, 8.100% due 7/1/18 (b)	1,088,468

See Notes to Financial Statements.

Municipal High Income Fund Inc. 2005 Annual Report	11

Schedule of Investments (October 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

Ohio — 3.5% (continued)
$1,500,000	BBB-	Ohio State Air Quality Development Authority Revenue, Cleveland
		Pollution Control, Series A, 6.000% due 12/1/13	$1,575,150
1,260,000	AA+	Riversouth Authority Ohio, Revenue, Riversouth Area Redevelopment,
		Series A, 5.000% due 12/1/25	1,311,584
		Total Ohio	5,914,795
Pennsylvania — 4.2%
2,200,000	NR	Allegheny County, PA, IDA, Airport Special Facilities Revenue,
		USAir, Inc. Project, Series B, 8.500% due 3/1/21 (a)(c)	46,750
1,000,000	NR	Cumberland County, PA, Municipal Authority Retirement Community
		Revenue, Wesley Affiliated Services Inc. Project, Series A,
		7.250% due 1/1/35	1,069,430
1,000,000	BBB+	Lebanon County, PA, Health Facilities Authority Revenue, Good
		Samaritan Hospital Project, 6.000% due 11/15/35	1,067,520
2,640,000	NR	Montgomery County, PA, Higher Education & Health Authority
		Revenue, Temple Continuing Care Center, 6.625% due 7/1/19 (a)	475,200
990,000	NR	Northumberland County, PA, IDA Facilities Revenue, NHS Youth
		Services Inc. Project, Series A, 7.500% due 2/15/29	1,014,403
1,000,000	NR	Philadelphia, PA, Authority for IDR, Host Marriot LP Project,
		Remarketed 10/31/95, 7.750% due 12/1/17	1,010,250
2,000,000	NR	Westmoreland County, PA, IDA Revenue, Health Care Facilities,
		Redstone Highlands Health, Series B, Call 11/15/10 @ 101,
		8.125% due 11/15/30 (b)(d)	2,279,160
		Total Pennsylvania	6,962,713
South Carolina — 0.4%
225,000	NR	Florence County, SC, IDR, Stone Container Corp., 7.375% due 2/1/07	225,601
385,000	NR	McCormick County, SC, COP, 9.750% due 7/1/09	386,336
		Total South Carolina	611,937
Texas — 9.7%
1,155,000	Ba3(f)	Bexar County, TX, Housing Finance Corp., MFH Revenue, Nob Hill
		Apartments, Series B, 8.500% due 6/1/31	1,056,063
570,000	NR	Bexar County, TX, Housing Financial Corp., MFH Revenue,
		Continental Lady Ester, Series A, 6.875% due 6/1/29	528,282
1,000,000	BBB	Garza County Public Facility Corp., 5.500% due 10/1/18	1,036,860
2,000,000	BB	Gulf Coast of Texas, IDA, Solid Waste Disposal Revenue, CITGO
		Petroleum Corp. Project, 7.500% due 9/30/12 (c)(d)(h)	2,233,260
2,750,000	B-	Houston, TX, Airport Systems Revenue, Special Facilities, Continental
		Airlines Inc. Project, Series C, 6.125% due 7/15/27 (c)(d)	2,184,682
1,100,000	NR	Intercontinental Airport, Houston Public Facilities Corp. Project
		Revenue, 7.750% due 5/1/26	1,079,001
1,000,000	AAA	Laredo, TX, ISD Public Facility Corp. Lease Revenue, Series A,
		AMBAC-Insured, 5.000% due 8/1/29	1,022,450

See Notes to Financial Statements.

12	Municipal High Income Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

Texas — 9.7% (continued)
$1,000,000	NR	Midlothian, TX, Development Authority, Tax Increment Contract
		Revenue, 6.200% due 11/15/29	$1,003,730
1,000,000	AAA	North Texas Throughway Authority, Dallas North Tollway Systems
		Revenue, Series A, FSA-Insured, 5.000% due 1/1/35	1,028,060
1,000,000	BB	Port Corpus Christi, TX, Industrial Development Corp., CITGO
		Petroleum Corp. Project, 8.250% due 11/1/31 (c)	1,060,490
960,000	Caa1(f)	Texas State Affordable Housing Corp., MFH Revenue, HIC
		Arborstone/Baybrook, Series C, 7.250% due 11/1/31 (a)(i)(j)	66,240
1,865,000	NR	West Texas Detention Facility Corp. Revenue, 8.000% due 2/1/25	1,905,079
		Willacy County, TX, PFC Project Revenue:
1,000,000	NR	County Jail, 7.500% due 11/1/25	1,009,380
1,000,000	NR	Series A-1, 8.250% due 12/1/23	1,033,380
		Total Texas	16,246,957
Virginia — 1.6%
505,000	NR	Alexandria, VA, Redevelopment & Housing Authority, MFH Revenue,
		Parkwood Court Apartments Project, Series C, 8.125% due 4/1/30	506,459
1,000,000	NR	Broad Street CDA Revenue, 7.500% due 6/1/33	1,093,360
1,000,000	NR	Fairfax County, VA, EDA Revenue, Retirement Community, Greenspring
		Village, Inc., Series A, 7.500% due 10/1/29	1,061,280
		Total Virginia	2,661,099
Wisconsin — 1.0%
		Wisconsin State HEFA Revenue:
1,000,000	BBB+	Aurora Health Care, 6.400% due 4/15/33	1,094,610
1,745,000	NR	Benchmark Healthcare of Green Bay, Inc. Project, Series A,
		7.750% due 5/1/27 (a)	523,500
		Total Wisconsin	1,618,110
		TOTAL MUNICIPAL BONDS
		(Cost — $158,414,152)	157,885,456
Shares

COMMON STOCK — 0.0%
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
3,180		Mobile Energy Services LLC (i)(j)*
		(Cost — $988,235)	0
		TOTAL INVESTMENTS BEFORE SHORT-TERM
		INVESTMENTS (Cost — $159,402,387)	157,885,456

See Notes to Financial Statements.

Municipal High Income Fund Inc. 2005 Annual Report	13

Schedule of Investments (October 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

SHORT-TERM INVESTMENTS(k) — 3.4%
Florida — 0.3%
$460,000	VMIG 1(f)	Brevard County, FL, Health Facilities Authority, Refunding Bonds,
		Health First Inc. Project, LOC-Suntrust Bank, 2.720% due 11/1/05	$460,000
Georgia — 0.1%
200,000	A-1+	Atlanta, GA, Water & Wastewater Revenue, Series C, FSA-Insured,
		2.720% due 11/1/05	200,000
Illinois — 0.9%
700,000	A-1+	Illinois Finance Authority Revenue, Northwestern Memorial Hospital,
		Series B-2, SPA-UBS AG, 2.700% due 11/1/05	700,000
500,000	A-1+	Illinois Health Facilities Authority, OSF Healthcare Systems, LOC-Fifth
		Third Bank, 2.730% due 11/1/05	500,000
400,000	A-1+	Illinois Health Facilities Authority Revenue, University Chicago
		Hospitals, MBIA Insured, SPA-Bank One, 2.740% due 11/1/05	400,000
		Total Illinois	1,600,000
Massachusetts — 0.3%
500,000	VMIG 1(f)	Massachusetts HEFA, Capital Asset Program, Series E,
		LOC-Bank of America, 2.700% due 11/1/05	500,000
Pennsylvania — 0.3%
200,000	A-1+	Pennsylvania State Higher EFA, Carnegie Mellon University, Series B,
		SPA-JPMorgan Chase Bank, 2.720% due 11/1/05	200,000
300,000	A-1+	Philadelphia, PA, Hospitals & Higher Education Facilities Authority,
		Children’s Hospital Philadelphia, SPA-Fleet National Bank,
		2.720% due 11/1/05	300,000
		Total Pennsylvania	500,000
Tennessee — 0.6%
1,000,000	VMIG 1(f)	Sevier County, TN, Public Building Authority, Local Government
		Improvement, Series IV-E-3, AMBAC-Insured, 2.740% due 11/1/05	1,000,000
Texas — 0.7%
		Harris County, TX, Health Facilities Development Corp. Revenue:
500,000	A-1+	Special Facilities, Texas Medical Center Project, MBIA-Insured,
		2.740% due 11/1/05	500,000
600,000	A-1+	St. Luke’s Episcopal Hospital, Series B, BPA, 2.720% due 11/1/05	600,000
		Total Texas	1,100,000

See Notes to Financial Statements.

14	Municipal High Income Fund Inc. 2005 Annual Report

Schedule of Investments (October 31, 2005) (continued)
Face Amount	Rating‡	Security	Value

Virginia — 0.2%
$300,000	A-1+	Roanoke, VA, IDA Hospital Revenue, Carilion Health Systems, Series B,
		SPA-JPMorgan Chase Bank, 2.740% due 11/1/05	$ 300,000
		TOTAL SHORT-TERM INVESTMENTS
		(Cost — $5,660,000)	5,660,000
		TOTAL INVESTMENTS — 98.0%
		(Cost — $165,062,387#)	163,545,456
		Other Assets in Excess of Liabilities — 2.0%	3,370,821
		TOTAL NET ASSETS — 100.0%	$166,916,277

*	Non-income producing security.
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)	Security is currently in default.
(b)

Pre-Refunded bonds are escrowed with government securities and/or U.S. government agency securities and are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.

(c)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (AMT).
(d)	All or a portion of this is segregated for open futures contracts.
(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(f)	Rating by Moody’s Investors Service. All ratings are unaudited.
(g)

Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.

(h)	Maturity date shown represents the mandatory tender date.
(i)	Illiquid Security.
(j)	Securities are fair valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(k)

Variable rate demand obligations have a demand feature under which the fund could tender them back to the issuer on no more than 7 days’ notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is $165,005,687.

Please see pages 17 and 18 for definitions of ratings.

Abbreviations used in this schedule:

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

COP – Certificate of Participation

DFA – Development Finance Agency

EDA – Economic Development Authority

EFA – Educational Facilities Authority

FGIC – Financial Guaranty Insurance Company

FHA – Federal Housing Administration

FSA – Financial Security Assurance

GNMA – Government National Mortgage Association

GO – General Obligation

HEFA – Health & Educational Facilities Authority

HFA – Housing Finance Authority

IBC – Insured Bond Certificates

IDA – Industrial Development Authority

IDR – Industrial Development Revenue

IFA – Industrial Finance Agency

ISD – Independent School District

LOC – Letter of Credit

MBIA – Municipal Bond Investors Assurance Corporation

MFH – Multi-Family Housing

PCR – Pollution Control Revenue

PFC – Public Facilities Corporation

SPA – Standby Bond Purchase Agreement

XLCA – XL Capital Assurance

See Notes to Financial Statements.

Municipal High Income Fund Inc. 2005 Annual Report	15

Schedule of Investments (October 31, 2005) (continued)

SUMMARY OF INVESTMENTS BY INDUSTRY*
Hospitals	16.1%
Education	13.2
Pre-Refunded	9.9
Lifecare Systems	6.2
Industrial Development	5.8
Transportation	5.1
Pollution Control	4.9
Public Facilities	4.4
Utilities	4.3
Housing: Multi-Family	2.8
Cogeneration Facilities	2.8
Tobacco	2.7
Housing: Single-Family	2.3
General Obligations	1.8
Water & Sewer	0.8
Escrowed to Maturity	0.8
Government Facilities	0.6
Tax Allocation	0.6
Miscellaneous	14.9
100.0%

*	As a percentage of total investments. Please note that Fund holdings are subject to change.

See Notes to Financial Statements.

16	Municipal High Income Fund Inc. 2005 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable ratings symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “C” may be modified by the addition of a plus (+) or a minus (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	—	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “C,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	—

Bonds rated “B” are generally lacking characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	—	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	—	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	—	Bonds rated “C” are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
NR	—	Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

Municipal High Income Fund Inc. 2005 Annual Report	17

Short-Term Security Ratings (unaudited)

SP-1	—

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	—

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	—	Moody’s highest rating for issues having a demand feature — VRDO.
MIG 1	—	Moody’s highest rating for short-term municipal obligations.
P-1	—	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F-1	—

Moody’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit features are denoted with a plus (+) sign.

18	Municipal High Income Fund Inc. 2005 Annual Report

Statement of Assets and Liabilities (October 31, 2005)
ASSETS:
Investments, at value (Cost — $165,062,387)	$163,545,456
Interest receivable	3,625,675
Receivable for securities sold	1,141,693
Prepaid expenses	5,535
Total Assets	168,318,359
LIABILITIES:
Payable for securities purchased	1,042,590
Payable to broker — variation margin on open futures contracts	62,500
Investment advisory fee payable	56,649
Distributions payable	54,251
Due to custodian	28,627
Administration fee payable	21,245
Accrued expenses	136,220
Total Liabilities	1,402,082
Total Net Assets	$166,916,277
NET ASSETS:
Par value (Note 4)	$210,022
Paid-in capital in excess of par value	192,320,568
Undistributed net investment income	67,437
Accumulated net realized loss on investments and futures contracts	(26,194,272)
Net unrealized appreciation on investments and futures contracts	512,522
Total Net Assets	$166,916,277
Shares Outstanding	21,002,201
Net Asset Value	$7.95

See Notes to Financial Statements.

Municipal High Income Fund Inc. 2005 Annual Report	19

Statement of Operations (For the year ended October 31, 2005)
INVESTMENT INCOME:
Interest	$10,965,860
EXPENSES:
Investment advisory fee (Note 2)	665,684
Administration fee (Note 2)	325,761
Legal fees	122,774
Transfer agent fees	69,928
Directors’ fees	65,784
Shareholder reports	62,632
Audit and tax	33,576
Custody fees	28,513
Stock exchange listing fees	17,897
Insurance	4,220
Miscellaneous expenses	22,732
Total Expenses	1,419,501
Net Investment Income	9,546,359
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Loss From:
Investments	(5,722,240)
Futures contracts	(3,908,684)
Net Realized Loss	(9,630,924)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	7,992,564
Futures contracts	3,748,203
Change in Net Unrealized Appreciation/Depreciation	11,740,767
Increase From Payment by Affiliate (Note 2)	80,000
Net Gain on Investments and Futures Contracts	2,189,843
Increase in Net Assets From Operations	$11,736,202

See Notes to Financial Statements.

20	Municipal High Income Fund Inc. 2005 Annual Report

Statements of Changes in Net Assets (For the years ended October 31,)
	2005	2004
OPERATIONS:
Net investment income	$9,546,359	$10,680,564
Net realized loss	(9,630,924)	(9,575,626)
Change in net unrealized appreciation/depreciation	11,740,767	8,470,935
Increase from payment by affiliate	80,000	—
Increase in Net Assets From Operations	11,736,202	9,575,873
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(9,429,988)	(11,184,964)
In excess of net investment income	—	(112,227)
Decrease in Net Assets From Distributions to Shareholders	(9,429,988)	(11,297,191)
FUND SHARE TRANSACTIONS (NOTE 4):
Reinvestment of distributions	—	524,962
Increase in Net Assets From Fund Share Transactions	—	524,962
Increase (Decrease) in Net Assets	2,306,214	(1,196,356)
NET ASSETS:
Beginning of year	164,610,063	165,806,419
End of year*	$166,916,277	$164,610,063
*Includes undistributed net investment income of:	$67,437	$132,824

See Notes to Financial Statements.

Municipal High Income Fund Inc. 2005 Annual Report	21

Financial Highlights

For a share of capital stock outstanding throughout each year ended October 31:

	2005		2004	2003	2002		2001
Net Asset Value, Beginning of Year	$7.84		$7.92	$8.16	$8.67		$8.86
Income (Loss) From Operations:
Net investment income	0.45		0.51	0.57	0.58	(1)	0.59
Net realized and unrealized gain (loss)	0.11		(0.05)	(0.25)	(0.52	)(1)	(0.20)
Total Income From Operations	0.56		0.46	0.32	0.06		0.39
Less Distributions From:
Net investment income	(0.45)		(0.53)	(0.56)	(0.57)		(0.58)
In excess of net investment income	—		(0.01)	—	—		—
Total Distributions	(0.45)		(0.54)	(0.56)	(0.57)		(0.58)
Net Asset Value, End of Year	$7.95		$7.84	$7.92	$8.16		$8.67
Market Price, End of Year	$7.10		$7.39	$7.65	$7.68		$8.64
Total Return, Based on Net Asset Value(2)	7.82	%(3)	6.32%	4.42%	0.91%		4.77%
Total Return, Based on Market
Price Per Share(2)	2.16%		3.76%	7.17%	(4.70)%		13.85%
Net Assets, End of Year (millions)	$167		$165	$166	$171		$180
Ratios to Average Net Assets:
Expenses	0.85%		0.80%	0.80%	0.80%		0.82%
Net investment income	5.74		6.47	7.13	6.84	(1)	6.74
Portfolio Turnover Rate	39%		33%	28%	33%		15%
(1)

Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, the ratio of net investment income to average net assets would have been 6.80%. The impact of this change to net investment income and net realized and unrealized loss was less than $0.01 per share. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.

(2)

The total return calculation assumes that dividends are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(3)	The investment adviser fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, the total return would have been the same.

See Notes to Financial Statements.

22	Municipal High Income Fund Inc. 2005 Annual Report

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Municipal High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation.  Securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Securities for which market quotations are not readily available or where market quotations are determined not to reflect fair value, will be valued in good faith by or under the direction of the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Financial Futures Contracts.   The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(c) Security Transactions and Investment Income.   Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

Municipal High Income Fund Inc. 2005 Annual Report	23

Notes to Financial Statements (continued)

(d) Credit and Market Risk.   The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(e) Distributions to Shareholders.   Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipals securities, which is exempt from federal income tax and from certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal and Other Taxes.   It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(g) Reclassification.   GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Tax-Exempt Income	Undistributed Realized Gains/ Accumulated Net Realized Gain	Paid-in Capital
(a)	$2	$399,613	$(399,615)
(b)	(181,760)	181,760	—
(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.
(b)	Reclassifications are primarily due to differences between book and tax amortization of market discount on fixed income securities and book/tax differences in the treatment of various items.

2.  Investment Advisory Agreement, Administration Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.40% of the Fund’s average daily net assets. SBFM also acts as the administrator of the Fund for which it received a fee calculated at an annual rate of 0.20% of the Fund’s average daily net assets through September 30, 2005. Effective October 1, 2005, SBFM receives an administration fee calculated at an annual rate of 0.15% of the Fund’s average daily net assets. These fees are calculated daily and paid monthly.

24	Municipal High Income Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

During the year ended October 31, 2005, SBFM reimbursed the Fund in the amount of $80,000 for losses incurred resulting from an investment transaction error.

Certain officers and one Director of the Fund are employees of Citigroup or its affiliates and do not receive compensation from the Fund.

See Note 7 for changes to affiliated agreements and transactions subsequent to year end.

3.  Investments

During the year ended October 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$62,339,399
Sales	67,406,025

At October 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,653,195
Gross unrealized depreciation	(9,113,426)
Net unrealized depreciation	$(1,460,231)

At October 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 20 Year Bond	400	12/05	$46,816,953	$44,787,500	$2,029,453

4. Capital Shares

At October 31, 2005, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share.

Capital stock transactions were as follows:

	Year Ended October 31, 2005	Year Ended October 31, 2004
Shares issued on reinvestment	—	67,379

Municipal High Income Fund Inc. 2005 Annual Report	25

Notes to Financial Statements (continued)

5. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Fund has made the following distribution:

Record Date	Payable Date	Per Share

11/21/05	11/25/05	$0.0340

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2005	2004
Distributions paid from:
Tax-Exempt Income	$9,297,683	$11,164,443
Ordinary Income	132,305	132,748
Total Taxable Distributions	$132,305	$132,748
Total Distributions Paid	$9,429,988	$11,297,191

As of October 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$99,353
Total undistributed earnings	99,353
Capital loss carryforward*	(24,221,519)
Other book/tax temporary differences(a)	(2,061,369)
Unrealized appreciation(b)	569,222
Total accumulated losses	$(25,614,313)

*	The Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2007	$(786,462)
10/31/2008	(747,959)
10/31/2009	(733,106)
10/31/2010	(601,572)
10/31/2011	(5,066,581)
10/31/2012	(10,608,178)
10/31/2013	(5,677,661)
$(24,221,519)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains on certain futures contracts and differences in book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the difference between book & tax amortization methods for market discount on fixed income securities and other book/tax adjustments.

26	Municipal High Income Fund Inc. 2005 Annual Report

Notes to Financial Statements (continued)

6. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order required SBFM to recommend a new transfer agent contract to the Affected Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted

Municipal High Income Fund Inc. 2005 Annual Report	27

Notes to Financial Statements (continued)

a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Affected Funds.

This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason, Inc. (“Legg Mason”).

7. Subsequent Events

On December 1, 2005, Citigroup completed the sale of substantially all of its asset management business, CAM to Legg Mason. As a result, the Fund’s Manager, previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a financial services holding company. As of December 2, 2005, Legg Mason’s asset management operation had aggregate assets under management of approximately $830 billion.

Effective December 1, 2005, CGM will no longer be an affiliated person of the Fund under the Investment Company Act of 1940, as amended. As a result, the Fund will be permitted to execute transactions with CGM or an affiliate of CGM as agent without the restrictions applicable to transactions with affiliated persons. Similarly, the Fund generally will be permitted to purchase securities in underwritings in which CGM or an affiliate of CGM is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The Manager’s use of CGM or affiliates of CGM as agent in portfolio transactions with the Fund will be governed by the fund’s policy of seeking the best overall terms available.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the fund.

The Fund’s Board has approved American Stock Transfer & Trust Co. (“AST”) to serve as transfer agent for the Fund. The principal business office of AST is located at 59 Maiden Lane, New York, NY 10038.

28	Municipal High Income Fund Inc. 2005 Annual Report

Report of Independent Registered Public

Accounting Firm

The Shareholders and Board of Directors

Municipal High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Municipal High Income Fund Inc. as of October 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Municipal High Income Fund Inc. as of October 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2005

Municipal High Income Fund Inc. 2005 Annual Report	29

Financial Data (unaudited)

Record Date	Payable Date	NYSE Closing Price*	Net Asset Value*	Dividend Paid	Dividend Reinvestment Price

Fiscal Year 2003
11/25/02	11/29/02	$7.26	$8.12	$0.0465	$7.35
12/23/02	12/27/02	7.34	8.11	0.0465	7.42
1/28/03	1/31/03	7.39	8.03	0.0465	7.50
2/25/03	2/28/03	7.40	7.99	0.0465	7.51
3/25/03	3/28/03	7.40	7.93	0.0465	7.48
4/22/03	4/25/03	7.44	7.88	0.0465	7.49
5/27/03	5/30/03	7.75	7.93	0.0465	7.78
6/24/03	6/27/03	7.67	7.87	0.0465	7.83
7/22/03	7/25/03	7.73	7.88	0.0465	7.72
8/26/03	8/29/03	7.63	7.81	0.0465	7.78
9/23/03	9/26/03	7.72	7.87	0.0465	7.71
10/28/03	10/31/03	7.70	7.91	0.0465	7.73
Fiscal Year 2004
11/24/03	11/28/03	7.76	7.96	0.0465	7.79
12/22/03	12/26/03	7.68	7.96	0.0465	7.73
1/27/04	1/30/04	7.95	7.98	0.0465	7.82
2/24/04	2/27/04	7.83	7.97	0.0465	7.81
3/23/04	3/26/04	7.98	7.90	0.0455	7.74
4/27/04	4/30/04	7.20	7.82	0.0455	7.39
5/25/04	5/28/04	7.18	7.74	0.0455	7.27
6/22/04	6/25/04	7.13	7.73	0.0440	7.17
7/27/04	7/30/04	7.16	7.75	0.0440	7.27
8/24/04	8/27/04	7.28	7.77	0.0440	7.36
9/21/04	9/24/04	7.31	7.78	0.0420	7.37
10/26/04	10/29/04	7.40	7.84	0.0420	7.45
Fiscal Year 2005
11/22/04	11/26/04	7.30	7.83	0.0420	7.43
12/28/04	12/31/04	7.02	7.88	0.0400	7.17
1/25/05	1/28/05	7.24	7.91	0.0400	7.39
2/22/05	2/25/05	7.24	7.95	0.0400	7.34
3/21/05	3/24/05	7.17	7.95	0.0390	7.16
4/26/05	4/29/05	7.30	7.93	0.0390	7.38
5/24/05	5/27/05	7.34	7.92	0.0390	7.40
6/21/05	6/24/05	7.15	7.89	0.0340	7.24
7/26/05	7/29/05	7.26	7.92	0.0340	7.31
8/23/05	8/26/05	7.25	7.93	0.0340	7.30
9/27/05	9/30/05	7.18	7.93	0.0340	7.30
10/23/05	10/28/05	7.06	7.95	0.0340	7.10

* As of record date.

30	Municipal High Income Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited)

At a meeting of the Fund’s Board of Directors, the Board considered the re-approval for an annual period of the Fund’s management agreement (the “Agreement”), pursuant to which Smith Barney Fund Management LLC (the “Manager”) provides the Fund with investment advisory and administrative services. The Board members who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Directors”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager. The Independent Directors requested and received information from the Manager they deemed reasonably necessary for their review of the Agreement and the performance of the Manager. Prior to the Board’s deliberations, Citigroup Inc. (“Citigroup”) had announced an agreement to sell the Manager to Legg Mason Inc. (“Legg Mason”), which, subject to certain approvals, was expected to be effective later in the year. Consequently, representatives of Legg Mason discussed with the Board Legg Mason’s intentions regarding the preservation and strengthening of the Manager’s business. The Independent Directors also requested and received certain assurances from senior management of Legg Mason regarding the continuation of the level of services provided to the Fund and its shareholders should the sale of the Manager be consummated. At another Board meeting, representatives of Citigroup Asset Management (“CAM”) and Legg Mason made additional presentations to and responded to further questions from the Board regarding Legg Mason’s acquisition of CAM, which includes the Manager. After considering these presentations and reviewing additional written materials provided by CAM and Legg Mason, the Board, including the Independent Directors, approved, subject to shareholder approval, a new Agreement permitting the Manager to continue to provide its services to the Fund after consummation of the sale of the Manager to Legg Mason. (Shareholders approved the new Agreement and the sale of CAM to Legg Mason was consummated as of December 1, 2005.)

In voting to approve the Agreement, the Independent Directors considered whether the approval of the Agreement would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Analysis of the Nature, Extent and Quality of the Services provided to the Fund

The Board received a presentation from representatives of the Manager regarding the nature, extent and quality of services provided to the Fund and other funds in the CAM fund complex. In addition, the Independent Directors received and considered other information regarding the services provided to the Fund by the Manager under the Agreement during the past year, including a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the CAM fund complex, including the scope

Municipal High Income Fund Inc. 2005 Annual Report	31

Board Approval of Management Agreement (unaudited) (continued)

and quality of the investment management and other capabilities of the Manager and the quality of the Manager’s administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting the Manager and the CAM fund complex. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the willingness of the Manager to consider and implement organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, comprised of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the Agreement by the Manager.

Fund Performance

The Board received and reviewed performance information for the Fund and for a group of comparable funds (the “Performance Universe”) selected by Lipper Inc., an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also was provided with information comparing the Fund’s performance since its inception to the Lipper category averages. The Board members noted that they had also received and discussed with management information at periodic intervals comparing the Fund’s performance against its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe, consisting of all closed-end non-leveraged funds classified as “high yield municipal debt funds” by Lipper, was for the one-, three-, five- and ten-year periods ended March 31, 2005. The Fund performed below the median for each period. The

32	Municipal High Income Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Board also reviewed performance information provided by the Manager for periods ended June 2005, which showed the Fund’s performance continued to be below the Lipper category average during the second quarter. The Board members then discussed with the Fund’s portfolio manager the reasons for the Fund’s underperformance compared to the Performance Universe. The Board noted that the portfolio manager explained that credit quality deterioration and some issue defaults adversely impacted the Fund’s results. The Board also noted the portfolio manager’s position that while the Fund’s hedge position reduced volatility and helped performance when yields spiked up sharply, on balance it detracted from relative and absolute performance as longer term yields actually declined. Management also noted that there was a change in the reporting structure of the portfolio management team, which was intended to improve the Fund’s results over time. Based on its review, the Board generally was satisfied with management’s efforts to improve the Fund’s performance, but concluded that it was necessary to continue to closely monitor the performance of the Fund and its portfolio management team.

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) on the Fund’s Net Assets payable by the Fund to the Manager for investment advisory and administrative services in light of the nature, extent and quality of the management services provided by the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of funds in both the relevant expense group (the “Expense Group”) and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding the fees the Manager charged any of its other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to these other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

The information comparing the Fund’s Contractual Management Fee as well as its actual total expense ratios to its Expense Group, consisting of three non-leveraged closed-end funds (including the Fund) classified as “high yield municipal debt funds” by Lipper, showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the other funds in the Expense Group. The Board noted that the Fund’s actual total expense ratio was at the median of the total expense ratios of the funds in the Expense Group.

Municipal High Income Fund Inc. 2005 Annual Report	33

Board Approval of Management Agreement (unaudited) (continued)

After discussion with the Board, the Manager offered to reduce the Contractual Management Fee from .60% to .55% of the value of the Fund’s managed assets.

Taking all of the above into consideration, the Board determined that the management fee (particularly with the Manager’s agreement to reduce the Contractual Management Fee rate) was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreement.

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Board also considered whether alternative management fee structures would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies.

The Board noted that as a closed-end fund, the Fund’s ability to increase its asset level was limited and that a discussion of economies of scale typically is predicated on increasing assets. The Board also considered the Manager’s agreement to reduce its fee and the effect such reduction would have on the total expense ratio of the Fund. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of the Manager’s relationship with the Fund, including any soft dollar arrangements, receipt of brokerage commissions and the opportunity to offer additional products and services to Fund shareholders.

34	Municipal High Income Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Board members approved the Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Agreement.

Additional Information

On June 23, 2005, Citigroup entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason under which Citigroup agreed to sell substantially all of its asset management business, CAM, which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s current advisory agreement in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 11, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 10 and 11, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

Municipal High Income Fund Inc. 2005 Annual Report	35

Board Approval of Management Agreement (unaudited) (continued)

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that, following the Transaction, CAM will be part of an organization focused on the asset management business;

(iii) that Legg Mason and its wholly-owned subsidiary, Western Asset Management Company and its affiliates (“Western Asset”), are experienced and respected asset management firms, and that Legg Mason has advised the Board Members that (a) it intends to combine the fixed income investment operations (including money market fund operations) of CAM with those of Western Asset and may also wish to combine other CAM operations with those of other Legg Mason subsidiaries; (b) after the closing of the Transaction, it will take steps to combine the investment management operations of Western Asset with the fixed income operations of the Adviser, which, among other things, may involve Western Asset and the Adviser sharing common systems and procedures, employees (including portfolio managers), investment and trading platforms, and other resources; (c) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams will remain in place; and (d) in the future, it may recommend that Western Asset or other Legg Mason subsidiaries be appointed as the adviser or sub-adviser to some or all of the CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vi) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(vii) the assurances from Citigroup and Legg Mason that, for a three year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(viii) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason sponsored funds;

36	Municipal High Income Fund Inc. 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

(ix) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xi) the fact that the Fund’s total advisory and administrative fees will not increase by virtue of the New Management Agreement, but will remain the same;

(xii) the terms and conditions of the New Management Agreement, including the differences from the current advisory agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xiv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos, trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction ; and

(xv) that, as discussed in detail above, within the past year the Board had performed a full annual review of the current advisory agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall out benefits, fees and economies of scale and investment performance as it did when it renewed the current advisory agreement, and reached substantially the same conclusions.

Municipal High Income Fund Inc. 2005 Annual Report	37

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Municipal High Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director

Non-Interested Directors:
Dwight B. Crane	Director	Since	Professor, Harvard	48	None
Harvard Business School		1998	Business School
Soldiers Field Road
Morgan Hall #375
Boston, MA 02163
Birth Year: 1937
Paolo M. Cucchi	Director	Since	Vice President and Dean of	7	None
Drew University		2001	College of Liberal Arts at
108 Brothers College			Drew University
Madison, NJ 07940
Birth Year: 1941
Robert A. Frankel	Director	Since	Managing Partner of	18	None
1961 Deergrass Way		1998	Robert A. Frankel
Carlsbad, CA 92009			Management Consultants
Birth Year: 1927
Paul Hardin	Director	Since	Chancellor Emeritus and	34	None
12083 Morehead		2001	Professor of Law at the
Chapel Hill, NC 27514			University of North Carolina
Birth Year: 1931			at Chapel Hill
William R. Hutchinson	Director	Since	President of WR Hutchinson	44	Director of
535 N. Michigan		1998	& Associates, Inc.; Formerly		Associated
Chicago, IL 60611			Group Vice President of		Bank and
Birth Year: 1942			Mergers & Acquisitions at		Associated
			BP Amoco		Banc-Corp
George M. Pavia	Director	Since	Senior Partner of Pavia &	7	None
600 Madison Avenue		2001	Harcourt Attorneys
New York, NY 10022
Birth Year: 1928

38	Municipal High Income Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Interested Directors:
R. Jay Gerken, CFA**	Chairman,	Since	Managing Director of	171	None
Citigroup Asset Management	President and	2002	CAM; Chairman, President
(“CAM”)	Chief Executive		and Chief Executive Officer
399 Park Avenue	Officer		of Smith Barney Fund
Mezzanine			Management LLC (“SBFM”),
New York, NY 10022			and Citi Fund Management
Birth Year: 1951			Inc. (“CFM”); President and
Chief Executive Officer of
certain mutual funds
associated with CAM;
Formerly, Portfolio Manager
of Smith Barney Allocation
Series Inc. (from 1996 to
2001) and Smith Barney
Growth and Income Fund
(from 1996 to 2000);
Chairman, President and
Chief Executive Officer of
Travelers Investment
Advisers, Inc. (“TIA”) (from
2002 to 2005)
Officers:
Andrew B. Shoup	Senior Vice	Since	Director of CAM; Senior	N/A	N/A
CAM	President	2003	Vice President and Chief
125 Broad Street	and Chief		Administrative Officer of
11th Floor	Administrative		certain mutual funds
New York, NY 10004	Officer		associated with CAM;
Birth Year: 1956			Treasurer of certain mutual
funds associated with CAM;
Head of International
Funds Administration of
CAM (from 2001 to 2003);
Director of Global Funds
Administration of CAM
(from 2000 to 2001); Head
of U.S. Citibank Funds
Administration of CAM
(from 1998 to 2000)
Kaprel Ozsolak	Chief Financial	Since	Director of CAM; Chief	N/A	N/A
CAM	Officer and	2004	Financial Officer and
125 Broad Street	Treasurer		Treasurer of certain mutual
11th Floor			funds associated with
New York, NY 10004			CAM; Controller of certain
Birth Year: 1965			mutual funds associated
with CAM (from 2002 to
2004)

Municipal High Income Fund Inc. 2005 Annual Report	39

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Directors	Other Board Memberships Held by Director

Peter M. Coffey CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1944	Vice President and Investment Officer	Since 1999	Managing Director of CAM; Investment Officer of SBFM	N/A	N/A
Joseph P. Deane*** CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1947	Vice President and Investment Officer	As of 2006	Managing Director of CAM; Investment Officer of SBFM	N/A	N/A
David T. Fare*** CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Investment Officer	As of 2006	Director of CAM; Investment Officer of SBFM	N/A	N/A
George Benoit CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1960	Investment Officer	Since 2004	Director of CAM	N/A	N/A
Steven Frank CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of CAM (since 2002); Controller of certain mutual funds associated with CAM; Assistant Controller of CAM (from 2001 to 2005); Accounting Manager of CAM (from 1996 to 2001)	N/A	N/A
Andrew Beagley CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Chief Compliance Officer	Since 2004

Director of CAM; Managing Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, and Chief Compliance Officer of certain mutual funds associated with CAM; Director of Compliance, Europe, the Midde East and Africa, CAM (from 1999 to2000); Chief Compliance Officer, SBFM and CFM; Formerly Chief Compliance Officer, TIA (from 2002 to 2005)

				N/A	N/A

40	Municipal High Income Fund Inc. 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios In Fund Complex Overseen by Directors	Other Board Memberships Held by Director
Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Date of Birth: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary of CFM (from 2001 to 2004); Secretary and Chief Legal Officer of mutual funds associated with CAM

				N/A	N/A

*	Directors are elected for a term of three years.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.
***	Effective as of January 1, 2006.

Municipal High Income Fund Inc. 2005 Annual Report	41

Annual Chief Executive Officer and

Chief Financial Officer Certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and, the Fund also has included the Certifications of the Fund’s CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC, for the period of this report.

42	Municipal High Income Fund Inc. 2005 Annual Report

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005, a Special Meeting of Shareholders was held to approve a new management agreement. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions as to the matter voted on at the Special Meeting of Shareholders.

Item Voted On	Votes For	Votes Against	Abstentions
New Management Agreement	10,513,534	580,009	472,297

Municipal High Income Fund Inc. 2005 Annual Report	43

Dividend Reinvestment Plan (unaudited)

The Fund’s policy, which may be changed by the Fund’s Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund’s capital shares. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend. Net income of the Fund consists of all income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to shareholders at least once a year.

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose capital shares are registered in his or her own name will have all distributions reinvested automatically by PFPC Inc. (“PFPC”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional capital shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own capital shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC, as dividend-paying agent.

The number of capital shares distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the capital shares is equal to or exceeds 98% of net asset value (“NAV”) per share on the determination date (generally, the record date for the distribution), participants will be issued capital shares valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund’s net assets will be proportionately diluted.

If 98% of the NAV per share of the capital shares at the time of valuation (which is the close of business on the determination date) exceeds the market price of capital shares, PFPC will buy capital shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. If, following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds 98% of what the NAV per share of the capital shares was at the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of capital shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share price paid by PFPC may exceed 98% of the NAV per share of the capital shares. PFPC will begin to purchase capital shares on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such

44	Municipal High Income Fund Inc. 2005 Annual Report

Dividend Reinvestment Plan (unaudited) (continued)

purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Capital shares in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to its capital shares issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC or the Fund on at least 30 days’ written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027 or by telephone at 1 (800) 331-1710.

*   *   *

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices its capital shares in the open market. For the year ended October 31, 2005, the Fund has not repurchased any shares.

Municipal High Income Fund Inc. 2005 Annual Report	45

Important Tax Information (unaudited)

All of the net investment income distributions paid monthly by the Fund from November 2004 through December 2004 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, 98.28% of the net investment income distributions paid monthly by the Fund from January 1, 2005 through October 31, 2005 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

46	Municipal High Income Fund Inc. 2005 Annual Report

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Municipal High Income Fund, Inc.

DIRECTORS

Dwight B. Crane

Paolo M. Cucchi

Robert A. Frankel

R. Jay Gerken, CFA

Chairman

Paul Hardin

William R. Hutchinson

George M. Pavia

OFFICERS

R. Jay Gerken, CFA

President and Chief

Executive Officer

Andrew B. Shoup

Senior Vice President and

Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer and

Treasurer

Peter M. Coffey

Vice President and

Investment Officer

Joseph P. Deane*

Vice President and

Investment Officer

David T. Fare*

Vice President and

Investment Officer

George Benoit

Investment Officer

OFFICERS (continued)

Andrew Beagley

Chief Compliance Officer

Steven Frank

Controller

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT ADVISER

AND ADMINISTRATOR

Smith Barney Fund

Management LLC

399 Park Avenue

New York, New York 10022

CUSTODIAN

State Street Bank and Trust

Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

PFPC Inc.

P.O. Box 43027

Providence, Rhode Island

02940-3027

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

_______
* Effective as of January 1, 2006.

Municipal High Income Fund Inc.

Municipal High Income Fund Inc.
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with Securities Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-735-6507.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com, and (3) on the SEC’s website at www.sec.gov.

This report is intended only for shareholders of Municipal High Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report

This report is submitted for the general information of the shareholders of Municipal High Income Fund Inc., and is not for use with the general public.

PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

FD01049 12/05                05-9445

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2004 and October 31, 2005 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,250 in 2004 and $33,250 in 2005.

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Municipal High Income Fund, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,300 in 2004 and $4,600 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees filled for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Municipal High Income Fund, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Municipal High Income Fund, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records of financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Municipal High Income Fund, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Municipal High Income Fund, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Municipal High Income Fund, Inc. during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes to financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Municipal High Income Fund, Inc. Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Municipal High Income Fund, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

Dwight B. Crane Paolo M. Cucchi Robert A. Frankel Paul Hardin William R. Hutchinson George Pavia

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the

“1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Municipal High Income Fund Inc.

By:    /s/ R. Jay Gerken
          R. Jay Gerken
          Chief Executive Officer of
          Municipal High Income Fund Inc.

Date: January 9, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ R. Jay Gerken
          (R. Jay Gerken)
          Chief Executive Officer of
          Municipal High Income Fund Inc.

Date: January 9, 2006

By:    /s/ Kaprel Ozsolak
          (Kaprel Ozsolak)
          Chief Financial Officer of
          Municipal High Income Fund Inc.

Date: January 9, 2006